EXHIBIT 99.2

                      AMENDMENT NO. 1 TO RIGHTS AGREEMENT


            AMENDMENT, dated as of August 24, 1997, to the Rights Agreement between Mosinee Paper Corporation, a Wisconsin corporation (the "Company"), and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agent"), dated as of July 1, 1996 (the "Rights Agreement").

            Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of said Section 27 subject to the terms and conditions thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

            In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

            1. Section 1(a) of the Rights Agreement is hereby amended by inserting the following at the end of such section:

      Notwithstanding anything in this Agreement to the contrary, no Person shall become or be deemed to be an "Acquiring Person" as a result of the execution, delivery or performance of, or the consummation of any of the transactions contemplated by, the Agreement and Plan of Merger dated as of the date hereof, by and among Wausau Paper Mills Company ("Wausau"), a wholly owned subsidiary of Wausau and the Company (the "Merger Agreement") including without limitation the Merger (as such term is defined in the Merger Agreement).

            2. Section 1(c) of the Rights Agreement is hereby amended by inserting the following at the end of such section:

 Notwithstanding anything in this Agreement to the contrary, no Person shall be deemed to "beneficially own" or to be the "Beneficial Owner" of any securities as a result of the execution, delivery or performance of, or the consummation of any of the transactions contemplated by, the Merger Agreement, including without limitation the Merger.

            3. Section 3(a) of the Rights Agreement is hereby amended by inserting the following sentence at the end of such Section:

      Notwithstanding anything in this Agreement to the contrary, no Distribution Date shall occur as a result of the execution, delivery or performance of, or the consummation of any of the transactions contemplated by, the Merger Agreement, including without limitation the Merger.

                                    -1-

            4. Section 13 of the Rights Agreement is hereby amended by inserting the following sentence at the end of such Section:

      Notwithstanding anything in this Agreement to the contrary, this Section 13 shall not apply to (and no adjustments to any of the Rights shall result from and the Rights will not become exercisable or unredeemable or
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 unexchangeable as a result of) the execution, delivery or performance of, or the consummation of any of the transactions contemplated by, the Merger Agreement, including without limitation the Merger.

            5. This Amendment to the Rights Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

            6. This Amendment to the Rights Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument. Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement, as previously amended.

            7. In all respects not inconsistent with the terms and provisions of this Amendment to the Rights Agreement, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

            8. If any term, provision, covenant or restriction of this Amendment to the Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment to the Rights Agreement, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

 Attest:                             MOSINEE PAPER CORPORATION


 By: GARY P. PETERSON                By: DANIEL R. OLVEY
     Name:                               Name:  Daniel R. Olvey
     Title:                              Title: President and
                                               Chief Executive Officer

 Attest:                             NORWEST BANK MINNESOTA, N.A.,
                                       as Rights Agent


 By:______________________           By:_______________________
    Name:                               Name:
    Title:                              Title: